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                                                                    Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      We consent to the incorporation by reference into Registration Statement Nos. 333-76223, 333-83521, 333-57972, 333-74100, 333-89134, 333-114324 and
333-123135 on Form S-3, and Nos. 333-8990, 333-30304, 333-57970, 333-70238,
333-107835, 333-114243 and 333-115596 on Form S-8 of our report dated March 31,
2005, appearing in the Annual Report on Form 10-K of Cray Inc. for the year ended December 31, 2004.

DELOITTE & TOUCHE LLP

Seattle, Washington
March 31, 2005